The XXXCERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [xxx] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Renewal to the Manufacture and Supply Agreement

This Renewal to the Manufacture and Supply Agreement (hereinafter “Renewal”) is entered into and made effective as of the 3rd day of January 2022 (the “Effective Date”), by and between the “Parties”:
Cayman Chemical Company, Incorporated, a Colorado Corporation licensed to do business in Michigan, whose registered office is located at 1180 E. Ellsworth Road, Ann Arbor, Michigan, 48108, USA (hereinafter referred to as “Cayman”);
and
Aerie Distribution, Incorporated, a corporation organized under the laws of Delaware, USA, and an Affiliate of Aerie Pharmaceuticals, Incorporated, having a place of business at 4301 Emperor Blvd., Suite 400B, Durham, NC 27703, USA (hereinafter referred to as “Aerie”),
RECITALS
    WHEREAS, the Parties entered into a Manufacture and Supply Agreement with an effective date of 01 January 2018, (hereinafter “Agreement”); and
    WHEREAS, Article 7.1 of the Agreement states that “following the Initial Term, Aerie may, at its option, renew the Agreement for up to two additional one (1) year periods by giving Cayman written notice of such election not less than sixty (60) days prior to the expiration of the Initial Term”;
    NOW, THEREFORE, in consideration of the above premises, the Parties hereto agree to renew the Agreement as follows:
AGREEMENT
A.In accordance with Article 7.1 of the Agreement, Aerie hereby provides notice to Cayman to renew the Agreement in its entirety for two (2) additional one (1) year periods (the “Renewal Term”). Cayman agrees to such Renewal Term. The Agreement shall therefore continue in full force until December 31, 2024 (the “Term”).
B.The chart, labelled “Minimum Purchase Requirements” as listed in Exhibit B shall be modified to include the following minimum purchase quantities during the Renewal Term:

Year	Minimum Quantity	Price per Kilogram[1,2,3,4]
2023	[xxx] kg	Up to Minimum Quantity for applicable Year: [xxx]/kg In excess of Minimum Quantity for applicable Year: [xxx]/kg
2024	[xxx] kg
1 Invoiced amounts will be reflective of the quantity purchased to the nearest hundredth of a kilogram.
2 Aerie will be credited [xxx] per each Aerie purchased [xxx].
3 If [xxx] is used Aerie will be credited [xxx].
4 If [xxx] is used Aerie will be credited [xxx].
C.Except as expressly stated herein, all other terms and conditions of the Agreement shall remain in full force and effect.
[Signature page follows]
Manufacture and Supply Agreement, Renewal    Cayman Chemical Company, Inc.
Effective: 03 January 2022    Aerie Pharmaceuticals, Inc.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Renewal to the Manufacture and Supply Agreement.
Cayman Chemical Company, Inc.    Aerie Distribution, Inc.
By:    /s/ Shannon Stacey        By:    /s/ Raj Kannan
Shannon Stacey    Raj Kannan
VP Quality and Regulatory Affairs    CEO
Date:     March 15, 2022        Date:     March 14, 2022
Aerie Distribution, Inc.
    By:    /s/ John LaRocca
    John LaRocca
    General Counsel
        Date:     March 14, 2022
Manufacture and Supply Agreement, Renewal    Cayman Chemical Company, Inc.
Effective: 03 January 2022    Aerie Pharmaceuticals, Inc.